SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report - October 31, 1997

                   CODORUS VALLEY BANCORP, INC.
                   ----------------------------
      (Exact name of registrant as specified in its charter)


       Pennsylvania                         0-15536
       -------------                        -------
(State or other jurisdiction        (Commission File Number)
of incorporation)

                          23-2428543
                     ----------------------
             (IRS Employer Identification Number)

   105 Leader Heights Road
      P. O. Box 2887
     York, Pennsylvania                       17405-2887
-------------------------------              ------------
(Address of principal executive               (Zip Code)
 offices)


Registrant's telephone number including area code: (717) 235-6871
                                                   --------------

       One Manchester Street, Glen Rock, Pennsylvania 17327
       ----------------------------------------------------
  (Former name or former address, if changed since last report)


             Page 1 of 5 Sequentially Numbered Pages
              Index to Exhibits Found on Page 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.


Item 2.   Acquisition or Disposition of Assets.

          Not Applicable


Item 3.   Bankruptcy or Receivership.

          Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.


Item 5.   Other Events.

          On October 31, 1997, the Issuer released a Press
          Release, attached at Item 7 as Exhibit 99, announcing that the Registrant intends to change the address for its principal executive offices from One Manchester Street, Glen Rock, Pennsylvania to 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887.


Item 6.   Resignations of Registrant's Directors.

          Not Applicable.


Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:


               99  Press Release, of Registrant, dated October
                   31, 1997, re: Intent to Change Address of Corporate Headquarters.


Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CODORUS VALLEY BANCORP, INC.
                            (Registrant)


Dated:   October 31, 1997    /s/ Larry J. Miller
                            ---------------------------------
                            Larry J. Miller, President and
                            Chief Executive Officer
                            (Principal Executive Officer)

                        EXHIBIT INDEX
                        -------------

                                                    Page Number
                                                    in Manually
Exhibit                                           Signed Original
-------                                           ---------------

 99        Press Release, of Registrant, dated           5
           October 31, 1997, re: Change of
           Address of Corporate Headquarters.